EXHIBIT 99(xvi)

RELIABRAND INC ("RLIA-0")
- Sales Over $200,000 In 4th Quarter 2014 And Milestones Reached

    ReliaBrand Inc. is pleased to announce the following shareholder updates:

     Product Development:

     1.) ReliaBrand Inc. secures new manufacturing agreement with T.I.E Plastics Manufacturing of China. T.I.E Plastics Manufacturing has ISO9001, Global Security, Target and Disney Certifications. This relationship has enable ReliaBrand to manufacture on a larger output scale, develop higher standards of quality control, achieve a significantly higher quality product in structure and appearance and at the same time reducing direct costs of manufacturing by 29%. ReliaBrand now is able to be more competitive by offering a premium product priced in line with all major competitors. ReliaBrand has the capabilities to manufacture to meet sales and growth expectations.

     2.) ReliaBrand Inc. secures a design engineering agreement with Innovative Development of Massachusetts. Innovative has several years' extensive expertise in design engineering of plastics and specific expertise in design engineering of baby products. Payment to Innovative is based on a manufacturing cost plus basis with all jointly developed IP remaining the property of ReliaBrand Inc.

     3.)  ReliaBrand Inc. redesigns, engineers and creates production molds of the Adiri Nurser line. The Adiri Nurser now offers anti-skid protective bottom pads, ease of removal pedal vent hood, and softer more breast like nipple, clear hood cover and hidden threading. The Adiri Nurser is compliant to all North American, EU, FDA and International standards and is independently 3rd party tested by Intertek. Brand messaging has been reduced to a singular statement "the closest experience to breast feeding."

     4.) ReliaBrand Inc. redesigns, engineers and creates production molds of the Adiri MD+(r) Nurser. The Adiri MD+ Nurser(r) now offers the ability to convert to a 5oz. Nurser, new removable silicone vent, and softer more breast like nipple, clear hood cover and hidden threading. The Adiri MD+ Nurser(r) syringe can be utilized to extract medicine from all majormedicine companies' dispensers including Walgreens generic line. The Adiri Nurser MD+ is compliant to all North American, EU, FDA and International standards and will be independently 3rd party tested.

     5.) ReliaBrand Inc. completes acquisition of SippySure(r). After review of the current status of the Sippy Sure(r) ReliaBrand sent the existing product to Innovative Development for their export opinion. After considerable engineering Innovative developed a far superior product with less parts, easier assembly easier thus reducing the costs of manufacturing and less usage vulnerabilities. ReliaBrand contracted the services of Gilbert Design to redesign the appearance of the SippySure(r) so its medicine dispensing IP was better displayed for consumer awareness. The SippySure(r) has been renamed to the Adiri MD+ Sippy(TM). ReliaBrand has created a new category of liquid medicine/vitamins dispensing Nursers and cups. The Adiri MD+ Sippy(TM) has successfully completed its engineering and design and is now prepared to develop production molds and be retail ready for delivery in July 2015.

     6.) ReliaBrand Inc. has created the design drawings for the Adiri MD+(r) retractable straw cup. The straw version will round off the Adiri MD+(r) line of medicine/vitamin assisted dispensing Nursers and cups. The straw version will be targeted to senior care and various patient care applications.

     7.) ReliaBrand Inc. has developed the first ever adjustable variable flow rate Nurser named the AdiriONE(TM). The AdiriONE(TM) offers a slow, medium, fast flow without changing nipples by a simple twist of a dial. This offers various solutions such as, new Moms guessing what flow delivery to give to their child, solves child's daily feeding mood ranges and can be used to accommodate twins or multiple siblings still in Nurser feeding stages. Therefore one bottle assists in educating, solves daily variable nipple requirements, and services newborn to toddler and multi children families. From a retailer standpoint the AdiriONE(TM) solves the problem of shelving availability. The AdiriONE(TM) as a single SKU replaces the need for several Nurser and Nipple SKU facings required to do the same job. The AdiriONE(TM) packaging is completed, preproduction molds are completed and it is scheduled for delivery to retailers 4th quarter 2015.

     Marketing and Sales:

     1.) ReliaBrand Inc. attending two of the largest North American infant industry trade shows the ECRM and THE ABC Kids in 2014. Both shows were considered to be very successful as the Adiri line of products was well received. New retailers were established, orders were written and invitations to follow up by attending Corporate Head Offices. ReliaBrand came away from these meetings with vital information such as big box retailers set and reset times, buying cycles, in store promotional assistance availabilities, partnership requirements and most importantly buyer feedback on the product lines. ReliaBrand was invited to attend the corporate offices of Walgreens and Toys R Us. A list of mid to large mass retailers presented to in 2014 are as follows:

     Amazon Services
     American Associated Pharmacies
     American Pharmacy Cooperative
     AmerisourceBergen Corporation
     Best Babie Inc.
     Big Lots Inc.
     Boots Group Plc
     Burlington Coat Factory
     Cardinal Health
     Cashco Distributors
     Chain Drug Consortium, LLC
     CVS Health
     Dollar Tree Stores Canada
     drugstore.com
     FDD International
     Fresh Direct
     Groupon Inc.
     HEB -- Texas and Mexico
     ICM Distributing Company, Inc.
     Lawton's Drug Stores Ltd
     Longs Drug Stores -- CVS -- Hawaii Meijer, Inc.
     National Stores, Inc.
     Navarro Discount Pharmacies
     Puritan's Pride
     Quidsi Roundys Supermarkets Inc.
     R.T. Nelson Sales and Marketing Shopko Stores
     Target (Canada)
     Topco Associates LLC
     Tops Markets, LLC
     Toys R US
     URM (United Retail Merchants)
     Value Drug Co.
     Walgreen Company
     Walgreens.com

     ReliaBrand's product line was received with consistent positive feedback on the creativity of the brands, package recognition, innovative products and competitive pricing as a premium product. These presentations have led to immediate business relations and the commencement of the listing cycle which is ever so critical with mass retailers.

     2.) ReliaBrand Inc. has entered into an agreement with RepForYou based out of Pennsylvania to assist in sales of the Adiri line throughout the United States to boutique and mid to mass retailers. RepForYou consists of 9 seasoned retail Sales Reps whose network cover the majority of the U.S.A.

     RepForYou currently sell to Toys R Us. Buy Buy Baby, BurlingtonStores, FAO Schwartz, Quidsi, Zulilly, Amazon, Macy's, Meijer's, Kohl's, Hay needle, Right Start, Overstock.com, Wayfair, Step Ahead, Kmart, Sears, CVS, Walgreens,Drugstore.com, Shopko, Walmart, Sam's Club, Costco, Fred Meyer, Kroger, Nordstrom, Rack, Gymboree, Baby Gap, Safeway, Haute Look, Bi-Mart, Williams Sonoma, BJ's, Magic Beans, Wegmans, Baby's World, Target and Target.com, JC Penny, AAFES, Hallmark, WOOT, HEB, babyearth.com and Walmart.

     3.) ReliaBrand Inc. has developed and launched a new website that is user friendly, easier to navigate, the Point of Sales is faster and more flexible for promotions and facilitating marketing discount programs. Further the back end now houses a more efficient revenue reporting and inventory control system.

     4.) ReliaBrand entered into a National Distribution Agreement for Mexico. Although the relationship is relatively new, to date it has generated 6 figure revenue for Reliabrand in 2014.

     Reporting and Share Issuances:     ReliaBrand is current with all filings in all jurisdictions and reports on EDGAR in the U.S. and in Canada via SEDARS. The company is currently quoted as a fully reporting issuer on the OTC Exchange. The Company ended 2013 with 96,973,871 common shares issued and outstanding. There were total issuances in 2014 of 1,497,500 common shares thus the current issued and outstanding is 98,471,371 which is 1.6% dilution.

     About ReliaBrand(r) and Adiri(r): Located in Kelowna, B.C. Canada, ReliaBrand(r) is a publicly traded company listed on the OTC Bulletin Board listed under the "RLIA" trading symbol. ReliaBrand owns and manufactures the Adiri(r) brand of infant feeding products. Adiri(r) is the most highly awarded baby bottle in the history of the category with international recognition for its superior medical benefits and revolutionary design. http://www.reliabrand.com

     Safe Harbor Statement: This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and involve significant risks and uncertainties. Actual results may vary materially from those in the forward-looking statements as a result of the effectiveness of management's strategies and decisions, general economic and business conditions, new or modified statutory or regulatory requirements and changing price and market conditions. No assurance can be given that these are all the factors that could cause actual results to vary materially from the forward-looking statements. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

TEL:  1-855-Adiri-4-U   Tony Markus, CEO
E-mail: info@reliabrand.com